MATTHEWS INTERNATIONAL FUNDS

                      (d/b/a MATTHEWS ASIAN FUNDS)

                         WWW.MATTHEWSFUNDS.COM

                           PACIFIC TIGER FUND
                      ASIAN GROWTH AND INCOME FUND
                               KOREA FUND
                               CHINA FUND
                               JAPAN FUND
                         ASIAN TECHNOLOGY FUND

                    STATEMENT OF ADDITIONAL INFORMATION

                           December 31, 2002
                              as revised
                            April 7, 2003

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the current Prospectus of Matthews Asian Funds dated December 31, 2002 as revised January 15, 2003. The financial statements contained in the Funds' Annual Report for the fiscal year ended August 31, 2002 are incorporated herein by reference. You can obtain a free copy of the current Prospectus and Annual Report on our web site at WW.MATTHEWSFUNDS.COM or by contacting the following companies at the addresses and telephone numbers listed below.

Underwriter:
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
(800) 892-0382

Investment Advisor:
Matthews International Capital Management, LLC
456 Montgomery Street, Suite 1200
San Francisco, CA 94104
(800) 789-2742

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Underwriter. The Prospectus does not constitute an offering by the Funds or by the Underwriter in any jurisdiction in which such offering may not lawfully be made.

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TABLE OF CONTENTS                                                PAGE

Fund History                                                       3
Description of the Funds and Their Investments and Risks           3
	Classification                                               3
	Investment Strategies and Risks                              4
Matthews' Investment Process                                       4
	Foreign Currency Transactions                                5
	Investment Strategies and Risks Common to All Funds          5
	Investment Strategies and Risks Specific to Each Fund        7
	Risks Related to Lower Rated Debt Securities                12
	Non-Principal Investment Strategies                         13
Funds' Policies                                                   24
Temporary Defensive Position                                      25
Portfolio Turnover                                                25
Management of the Funds                                           25
	Trustees and Officers                                       25
Approval of Investment Advisory Agreements                        29
Compensation                                                      29
Code of Ethics                                                    30
Control Persons and Principal Holders of Securities               30
Investment Advisory & Other Service Providers                     33
	The Investment Advisor                                      33
	Principal Underwriter                                       35
	Service Agreements                                          35
	Rule 12b-1 Plan (Distribution Plan)                         36
	Shareholder Services Agreement                              36
	Transfer Agent                                              37
	Custodian                                                   37
	Counsel to the Trust                                        37
	Independent Auditors                                        37
Brokerage Allocation and Other Practices                          37
Shares of Beneficial Interest                                     39
Purchase, Redemption and Pricing of Shares                        39
	Purchase of Shares                                          39
Determination of Net Asset Value                                  39
	Redemption in Kind                                          40
	Equalization                                                41
Taxation of the Trust                                             41
	In General                                                  41
	Taxes Regarding Options, Futures and Foreign Currency
Transactions                                                      42
Unique Foreign Tax Issues                                         43
Calculation of Performance Data                                   43
	In General                                                  43
	Average Total Return Quotations                             43
	Yield Quotation                                             46
	Performance and Advertisements                              47

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Other Information                                                 48
	Reports to Shareholders                                     48
	Financial Statements                                        48
Appendix                                                          49
	Bond Ratings                                                49

FUND HISTORY

Matthews International Funds (d/b/a Matthews Asian Funds) (the
"Trust"), 456 Montgomery Street, Suite 1200, San Francisco,
California 94104, is a family of mutual funds currently offering six separate series of shares named:

Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund (collectively referred to as the "Funds" or individually as a "Fund"). All six Funds are offered in a single prospectus, referred to herein as the "Prospectus."

The Trust was organized as a Delaware business trust on April 13, 1994 and commenced operations on September 12, 1994. It has never been engaged in any other business.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Please read the following information together with the information contained in the Prospectus concerning the investment strategies, risks and policies of the Funds. The information here supplements the information in the Prospectus.

Classification

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is "diversified" except for the Korea Fund, which is non-diversified. Diversified means that as to 75% of the assets of a Fund, one holding cannot represent more than 5% of the assets of the Fund, nor can any holding represent more than 10% of a company's outstanding voting securities. The remaining 25% of the Fund could be invested in one holding, or in multiple holdings not subject to the above limitations.

Each Fund has elected and intends to continue to qualify to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed in accordance with the Code. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

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Investment Strategies and Risks

As a general matter, the investment advisor believes that the discipline of company evaluation and choosing good stocks (and in the case of the Asian Growth and Income Fund, convertible securities as well) is the best way to manage the assets of the Funds, and to be fully invested as appropriate with cash needs.

MATTHEWS' INVESTMENT PROCESS

Matthews International Capital Management, LLC, serves as the investment advisor to the Trust. In this SAI, it is referred to as "Matthews" or the "Advisor." Although the Advisor uses a multi-factor research approach when selecting investments for the Funds, primary emphasis is placed on individual stock selection ("bottom up") using a "Growth at a Reasonable Price" process ("GARP"). Other factors include evaluation of each country's political stability, prospects for economic growth (inflation, interest direction, trade balance and currency strength), identification of long term trends that might create investment opportunities, the status of the purchasing power of the people and population and composition of the work force. In reviewing potential companies in which to invest, the Advisor considers the company's quality of management, plans for long-term growth, competitive position in the industry, future expansion plans and growth prospects, valuations compared with industry average, earnings track record, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, capital resources, governmental regulation, a debt/equity ratio less than the market average, and other factors. In addition, the Advisor will visit countries and companies in person to derive firsthand information for further evaluation. After evaluation of all factors, the Advisor attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of the varying economic and political factors.

The Funds may invest in securities of issuers of various sizes, large or small. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

Many of the debt and convertible securities in which the Funds invest are unrated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, the Advisor will assess the following factors:

1) potential for capital appreciation; 2) price of security relative to price of underlying stock, if a convertible security;
3) yield of security relative to yield of other fixed-income securities; 4) interest or dividend income; 5) call and/or put features; 6) creditworthiness; 7) price of security relative to price of other comparable securities 8) size of issue; 9) currency of issue; and 10) impact of security on diversification of the portfolios.

The Funds may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") and European
Depository Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S.
securities markets, which represent and may

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be converted into an underlying foreign security.  EDRs, in bearer form, are designed for use in the European securities markets.

The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

Foreign Currency Transactions

The Funds will engage in foreign currency transactions in connection with their investment in foreign securities but will not speculate in foreign currency exchange. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This tends to limit potential gains however, that might result from a positive change in such currency relationships. The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. In this situation the Funds may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Advisor believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated ("cross-hedge"). The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

The Funds may enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency.

Investment Strategies and Risks Common to All Funds

Below are explanations and the associated risks of certain unique securities and investment techniques. Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Funds' investment objectives will be attained. Again, we remind you that generally speaking, the Trust's investment strategy is to invest the shareholders' money in equity securities (and convertible securities in the case of Asian Growth and Income Fund) consistent with each Fund's investment goal.

	ADRs and EDRs

For many foreign securities, there are U.S. dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in foreign issuer's stock however, the Funds will avoid currency risks during the settlement period for either purchases or sales. The Funds may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

EDRs are not necessarily denominated in the currency of the underlying security. The Funds have no current intention to invest in unsponsored ADRs and EDRs.

	IDRs

IDRs (International Depository Receipts, also known as GDRs or Global Depository Receipts) are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although it is possible to use them for bonds, commercial paper and certificates of deposit. IDRs can be convertible to ADRs in New York making them particularly useful for arbitrage between the markets. The Funds have no current intention to invest in unsponsored IDRs.

	Risks Associated with Euroconvertible Securities

Most of the convertible securities in which the Funds will invest are unrated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible exposes the Fund to currency risk.

The theoretical value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of the interest rates, the passage of time, dividend policy, and other variables. Euroconvertible securities, specifically, are also influenced by the level and volatility of the foreign exchange rate between the security's currency and the underlying stock's currency. While the volatility of convertible fixed income securities will typically be less than that of the underlying securities, the volatility of warrants will typically be greater than that of the underlying securities.

	Risks Associated with Emerging Markets

Investing in securities of issuers in Asia and the Pacific Basin involves special risks. First, the Funds' investment focus on that region makes the Funds particularly subject to political, social, or economic conditions experienced in that region.
Second, many of the countries in Asia and the Pacific Basin constitute so-called "developing" or "emerging" economies and markets. The risks of investing in foreign markets generally are greater for investments in developing markets. Additional risks of investment in such markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds' loss of their entire investment in that market; and (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

	Risks Associated with Foreign Currency

The U.S. dollar market value of the Funds' investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of Fund assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Although the Funds may attempt to manage currency exchange rate risks, there is no assurance that the Funds will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Funds increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Funds. Similarly, if the Funds decrease their exposure to a currency and the currency's price rises, the Funds will lose the opportunity to participate in the currency's appreciation. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Funds. Foreign investments which are not U.S. dollar denominated may require the Funds to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

Dividends and interest received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax consequences between certain countries and the United States may reduce or eliminate such taxes. In addition, foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Matthews Korea Fund does not intend to engage in activities that will create a permanent establishment in Korea within the meaning of the Korea-U.S. Tax Treaty. Therefore, Matthews Korea Fund generally will not be subject to any Korean income taxes other than Korean withholding taxes. Exemptions or reductions in these taxes apply if the Korea-U.S. Tax Treaty applies to the Fund. If the treaty provisions are not, or cease to be, applicable to Matthews Korea Fund, significant additional withholding taxes would apply.

	Investment Strategies Specific to Each Fund

Investment Strategies and Risks Specific to Matthews Pacific Tiger
Fund
Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common stocks, such as convertible bonds and debentures.

The Fund may invest up to 20% of its total assets in equity and other securities of issuers located outside of the Pacific Tiger economies, including, without limitation, the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities.

The Fund may invest up to 15% of its total assets in securities rated below investment grade (securities rated Baa or below by Moody's Investors Service, Inc. ("Moody's") or BBB or below by Standard & Poor's Corporation ("S&P") or, if unrated, are comparable in quality). Debt securities rated below investment grade, commonly referred to as junk bonds, have speculative characteristics that result in a greater risk of loss of principal and interest.

The Advisor may invest where the Advisor believes the potential for capital growth exists and in companies which have demonstrated the ability to anticipate and adapt to changing markets. The Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed by the Advisor to be in a relatively strong growth trend or whose assets are substantially undervalued.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of forty to eighty individual stocks in various countries in the Pacific Tiger economies. When purchasing portfolio securities for the Fund, the Advisor's philosophy is a buy and hold strategy versus buying for short-term trading.

Investment Strategies and Risks Specific to Matthews Asian Growth and Income Fund

You should refer to the section of this SAI entitled Investment
Strategies and Risks Common to All Funds for the investment strategies and risks specific to the Matthews Asian Growth and Income Fund.

Investment Strategies Specific to Matthews Korea Fund

Equity securities in which the Fund may invest include South Korean common stocks, preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stocks, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. At present, not all of these types of securities are available for investment in South Korea.

The Fund may invest up to 35% of its total assets in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P or Baa or higher by Moody's or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Non-convertible debt securities in which the Fund may invest include U.S. dollar or won-denominated debt securities issued by the South Korean government or South Korean companies and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Korean law does not currently permit foreign investors such as the Fund to acquire debt securities denominated in won or equity securities of companies organized under the laws of Korea that are not listed on the Korea Stock Exchange ("KSE"). At the present time, however, foreign investors are permitted to invest in debt securities issued by Korean companies outside of Korea and denominated in currencies other than won.

The Fund may invest up to 35% of its total assets in securities rated below investment grade (securities rated below Baa by Moody's or below BBB by S&P or, if unrated, are comparable in quality) commonly referred to as "junk bonds." Debt securities rated below investment grade may have speculative characteristics that result in a greater risk of loss of principal or interest. See "Risks Associated with Lower Rated Securities."

The Fund may invest its assets in a broad spectrum of securities of Korean industries which are believed to have attractive long-term growth potential.

Because the Fund intends to invest primarily in equity securities of South Korean companies, an investor in the Fund should be aware of certain risks relating to South Korea, the Korean securities markets and international investments generally which are not typically associated with U.S. domestic investments. In addition, the Fund may be more volatile than a geographically diverse fund.

	Security Valuation Considerations

The Korean government has historically imposed significant restrictions and controls for foreign investors. As a result, the Fund may be limited in its investments or precluded from investing in certain Korean companies, which may adversely affect the performance of the Fund. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the KSE. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Fund, if it purchases such shares at a premium, will be able to realize such premium, on the sale of such shares or that such premium will not be adversely affected by changes in regulations or otherwise.
Such securities will be valued at fair value as determined in good faith by the Board of Trustees.

	Risks Associated with Investing in Korean Securities

Investments by the Fund in the securities of Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in Korea, and by changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the Korean securities held by the Fund. Political instability and/or military conflict involving North Korea may adversely affect the value of the Fund's assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government. There may be less publicly available information about a Korean company than about a domestic company. Brokers in Korea may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress. Additionally, Korean accounting, auditing and financial reporting standards and requirements differ, in some cases, significantly, from those applicable to U.S. issuers. In particular the assets and profits appearing on the financial statements of a Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in Korea.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more expensive than in the United
States.  Therefore, the

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operating expense ratio of the Fund can be
expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

	Risks Associated with the Korean Securities Markets

In addition to the risks of investing in Korea discussed in the Prospectus, investors should know that the Korean securities markets are smaller than the securities markets of the U.S. or Japan. Certain restrictions on foreign investment in the Korean securities markets may preclude investments in certain securities by the Fund and limit investment opportunities for the Fund.

Investing in securities of South Korean companies and of the government of the Republic of Korea involves certain considerations not typically associated with investing in securities of United States companies or the United States government. Among these are the risks of political, economic and social uncertainty and instability, including the potential for increasing militarization in North Korea. Relations between North and South Korea, while improving, remain tense and the possibility of military action still exists. In the event that military action were to take place, the value of the Fund's Korean assets are likely to be adversely affected. The Fund may also be affected by foreign currency fluctuations or exchange controls, differences in accounting procedures and other risks. The Fund is also subject to typical stock and bond market risk. In addition, limitations of foreign ownership currently exist which may impact the price of a Korean security paid by the Fund.

In the latter part of 1997, Korea experienced a national financial crisis requiring intervention by the International Monetary Fund ("IMF") and a large infusion of foreign capital. The financial crisis led to a recessionary environment, which had serious consequences for unemployment and domestic business activity. The government has initiated, in conjunction with the IMF, wide-ranging reform activities. The full impact on corporate Korea cannot be predicted but widespread restructuring and consolidation as well as a continued high rate of bankruptcies can be expected.

Investment Strategies and Risks Specific to Matthews China Fund

The Fund may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are limited to domestic investors, and B shares, which are allocated for both international and domestic investors. The Fund's exposure to securities listed on either the Shanghai and Shenzhen exchanges will initially be through B shares, until the regulatory environment eliminates the share class distinction. In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies with the majority of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

The Fund may invest up to 20% of its total assets in equity and other securities of issuers located outside of the China region, including, without limitation, the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities.

The Advisor may invest where the Advisor believes the potential for capital growth exists and in companies which have demonstrated the ability to anticipate and adapt to changing markets. The

Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed by the Advisor to be in a relatively strong growth trend or whose assets are substantially undervalued.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of 20 to 60 individual stocks in various countries in the China region. When purchasing portfolio securities for the Fund, the Advisor's philosophy is a buy and hold strategy versus buying for short-term trading.

In addition to the risks of investing in China and Hong Kong discussed in the Prospectus, investors should know that China's securities markets have less regulation, are substantially smaller, less liquid and more volatile than the securities markets of more developed countries. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business.

Investment Strategies and Risks Specific to Matthews Japan Fund

The Fund may invest in equity and other securities of issuers located outside of Japan, including the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities. The Fund may invest in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P or Baa or higher by Moody's or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Non-convertible debt securities in which the Fund may invest include U.S. dollar or yen-denominated debt securities issued by the Japanese government or Japanese companies and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may invest up to 5% of its total assets in securities rated below investment grade (securities rated Baa or below by Moody's or BBB or below by S&P or, if unrated, are comparable in quality). Debt securities rated below investment grade, commonly referred to as junk bonds, have speculative characteristics that result in a greater risk of loss of principal and interest.

The Fund may invest its assets in a broad spectrum of securities of Japanese industries which are believed to have attractive long-term growth potential. The Fund has the flexibility to invest in both large and small companies, as deemed appropriate by the Advisor. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general. In selecting industries and companies for investment, the Advisor considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, capital resources, government regulation, quality of management and other factors. After evaluation of all factors, the Advisor attempts to identify those companies and industries that are best positioned and managed to take advantage of the varying economic and political factors.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of 25 to 75 individual stocks in the Japanese economy. When purchasing portfolio securities for the

Fund, the Advisor's philosophy is generally a buy and hold strategy versus buying for short-term trading.

	Concentration in Japanese Securities

The Fund concentrates its investments in equity securities of Japanese companies. Consequently, the Fund's share price may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the Fund's shares may vary in response to political and economic factors affecting companies in Japan. The Fund should not be considered a complete investment program, rather it may be used as a vehicle for diversification.

Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all readily convertible currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of the Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earning of Japanese companies with those of companies in other countries, especially the United States.

Japan is largely dependent on foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of the Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

Investment Strategies and Risks Specific to Matthews Asian
Technology Fund

Since the Fund's investments are concentrated in the technology sector, the movements in its net asset value ("NAV") will follow that sector, as opposed to the general movement of the economies of the countries where the companies are located. This concentration will have a tendency to make the NAV more volatile than a non-concentrated portfolio.

Risks Related to Lower Rated Debt Securities

Debt securities rated lower than Baa by Moody's or BBB by S&P (commonly referred to as "junk bonds") are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. There can be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which the Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly traded foreign market.

To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly traded, that security's fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund's valuation of the security and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Funds, especially in a thinly traded market.

The credit ratings of S&P and Moody's are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. These ratings are provided as an Appendix to this SAI. Also, credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Advisor may perform its own analysis of issuers in selecting investments for the Funds. The Advisor's analysis of issuers may include, among other things, historic and current financial condition and current and anticipated cash flows.

Non-Principal Investment Strategies

The following strategies and specific type of investments are not the principal investment strategies of the Funds, but are reserved by the Advisor for its use in the event that the Advisor deems it appropriate to do so to achieve the Funds' fundamental goals.

1.  Loans of Portfolio Securities

The Funds may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Funds money to borrow these securities. The Funds may lend portfolio securities provided:

(1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Funds may call the loan at any time and receive the securities loaned; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of such Fund.

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis. Lending portfolio securities by Matthews Korea Fund is not currently permitted under Korean laws and regulations. In the event that these laws change, the Fund will take advantage of this strategy as it deems appropriate.

2.  Repurchase Agreements

The Funds may purchase repurchase agreements to earn income. The Funds may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Board of Trustees. The repurchase price under the repurchase agreements equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Funds under the 1940 Act.

Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable. Matthews Korea Fund is not currently permitted to engage in repurchase agreement transactions in Korea under Korean laws and regulations.

The financial institutions with whom the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Advisor. The Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

3.  Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by the Funds pursuant to the Funds' agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Funds will maintain in a segregated account of cash, U.S. Government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price of the securities the Funds are obligated to repurchase.

4.  Securities of Other Investment Companies

The Funds may invest in the securities of other investment companies and currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any of the individual Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the respective Fund.

As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

5.  Illiquid Securities

Illiquid securities are securities that cannot be disposed of at the market price within seven days of wanting to do so. The Board of Trustees has delegated the function of making day to day determinations of whether a security is liquid or not to the Advisor, pursuant to guidelines established by the Board of Trustees and subject to its quarterly review. The Advisor will monitor the liquidity of securities held by each Fund and report periodically on such decisions to the Board of Trustees.

A Fund may invest up to 15% of its net assets in equity or debt securities for which there is no ready market. A Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately. The sale price of securities that are not readily marketable may be lower or higher than a Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities which are not readily marketable are more likely to be issued by start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies.

6.  Rule 144A Securities (Restricted Securities)

Securities which are not registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), are only traded among institutional investors. These securities are sometimes called "Restricted Securities" because they are restricted from being sold to the general public because they are not registered with the SEC.

Some of these securities are also illiquid because they cannot be sold at market price within 7 days of wanting to do so. The Funds will limit their investments in securities of issuers which are restricted from selling to the public without registration under the 1933 Act to 15%. This 15% does not include any restricted securities that have been determined to be liquid by the Funds' Board of Trustees.

7.  Convertible Securities

Each Fund may purchase convertible securities. While common stock occupies the most junior position in a company's capital structure, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

8.  Forward Commitments, When-Issued Securities and Delayed-
Delivery Transactions

The Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds' average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When the Funds purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Funds' custodian will maintain in a segregated account: cash, U.S. Government securities or other high grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Funds' purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Advisor deems it appropriate to do so.

9.  Fixed-Income Securities (Bonds etc.)

All fixed-income securities are subject to two types of risks: credit risk (will the borrower be able to pay back the money) and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

10.  Short-Selling

The Funds may make short sales. A short sale occurs when a Fund borrows stock (usually from a broker) and promises to give it back at some date in the future. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the price of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.

A Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. The amount of any loss will be increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund's net assets. The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale.

This segregated account will be marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

11.  Interest Rate Futures Contracts

The Funds may enter into contracts for the future delivery of fixed-income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Funds will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of the respective Fund's total assets will be committed to margin. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect
(the Advisor guessed wrong about how interest rates would change); (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and
(4) losses due to unanticipated market price movements.

12.  Futures Transactions

The Funds may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions. The Funds may invest in futures transactions for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.
Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Funds may engage in futures transactions on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

The Funds may enter into such futures transactions to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, the Funds may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and that have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Funds may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Funds' position in a futures contract or option thereon, the Funds will create a segregated account of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

a.	Restrictions on the Use of Futures Contracts
Each Fund may enter into futures contracts provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, each Fund may enter into futures transactions for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts.

b.	Risk Factors of Futures Transactions
The primary risks associated with the use of futures contracts and options (commonly referred to as "derivatives") are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors.

13.  Foreign Currency Hedging Strategies

a.	Special Considerations
The Funds may use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Funds' securities are denominated. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. While hedging may limit the detriment when a currency moves against a Fund, the Advisor's ability to anticipate changes in the price of foreign currencies is not always accurate, so the hedge may limit the full benefit of a currency move in the Fund's favor. In addition, such hedges do not protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.

In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

b.	Forward Currency Contracts
A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. The Funds also may use forward currency contracts for "cross-hedging." Under this strategy, the Funds would increase their exposure to foreign currencies that the Advisor believes might rise in value relative to the U.S. dollar, or the Funds would shift their exposure to foreign currency fluctuations from one country to another.

The cost to each Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Funds will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Funds might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Funds would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

(i) Limitations on the Use of Forward Currency Contracts:
    The Funds may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Funds to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency, or (2) the Funds maintain cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of their total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

14.  Options

The Funds may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

a. Writing Call Options
The Funds may write covered call options from time to time on portions of its portfolios, without limit, as the Advisor determines is appropriate in pursuing a Fund's investment goals. The advantage to the Funds of writing covered calls is that each Fund receives a premium which is additional income. However, if the security rises in value, the respective Fund may not fully participate in the market appreciation.

The Funds will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets, such as cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or
(ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. Government securities and other high-grade debt obligations in a segregated account with its custodian.

The Funds' obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b.  Writing Put Options
Each Fund may write put options. The Funds will write put options only if they are "secured" at all times by liquid assets of cash or U.S. Government securities maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.
Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c.  Purchasing Call Options
The Funds may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 10% of a Fund's total assets. When the Funds purchase a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.

d.  Purchasing Put Options
Each Fund may invest up to 10% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The Funds may sell a put option which they have previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its respective position by selling an option of the same series as the option previously purchased.

FUNDS' POLICIES

The policies set forth below are fundamental and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

Except as otherwise set forth herein and in the Prospectus each Fund may not:

1. Issue senior securities or 2. Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

3. Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933
Act;

4. Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund. This Policy does not apply to the Technology Fund;

5. Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6.  Make loans, except that this restriction shall not prohibit
(a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7.  Change its diversification status under the 1940 Act.

8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9. Make investments in securities for the purpose of exercising control;

10. Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer;

11. Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

TEMPORARY DEFENSIVE POSITION

The Advisor intends to be fully invested in the economies appropriate to each Fund's investment objectives as is practicable, in light of economic and market conditions and the Funds' cash needs. When, in the opinion of the Advisor, a temporary defensive position is warranted, the Funds are permitted to hold cash or invest temporarily and without limitation in U.S. Government securities or money market instruments backed by U.S. Government securities. The Funds' investment objectives may not be achieved at such times when a temporary defensive position is taken.

PORTFOLIO TURNOVER

The Advisor buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. It is currently estimated that under normal market conditions the annual portfolio turnover rate for the Funds will not exceed 100%. Portfolio turnover rates may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e. over 100%) will generally result in higher transaction costs to the Fund and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the Funds' most recent fiscal periods are set forth in the "FINANCIAL HIGHLIGHTS" tables in the Prospectus.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Trustees and executive officers of the Funds, their ages, business addresses, their principal occupations during the past five years and other directorships held are set forth below. The "Fund Complex" refers to the six Matthews Funds.

                                                            OTHER
                                           NUMBER OF     TRUSTEESHIPS/
NAME (AGE),       TERM OF    PRINCIPAL     PORTFOLIOS    DIRECTORSHIPS
ADDRESS AND       OFFICE    OCCUPATION(S)   IN FUND       (NUMBER OF
POSITION(S)      AND LENGTH  DURING PAST    COMPLEX       PORTFOLIOS)
WITH TRUST         OF TIME    5 YEARS      OVERSEEN         HELD BY
                  SERVED [1]               BY TRUSTEE       TRUSTEE

DISINTERESTED TRUSTEES

Richard K. Lyons   Since  Professor, Haas    6    Director, iShares Fund
(41)               1994   School of              Complex consisting of
Haas School of            Business             iShares, Inc. and iShares
Business, S545            University of        Trust managed by Barclays
University of             California      Global Investors (65 portfolios);
California                since 1993.    Trustee, Barclays Global Investor
Berkeley, CA 94720                                 (12 portfolios)

Chairman of the
Board of Trustees
and Trustee
 - - - - - -

Robert K.       Since   Retired since          6
Connolly (71)    1994    8/90.  Prior
P.O. Box 941990        thereto: Institutional
Sonoma, CA 95476       Sales Manager and
                       Securities Analyst for
Trustee                Barrington Research Associates.
- - - - - - -

Norman W.       Since   Registered Investment    6
Berryessa (75)   1996   Advisor since 1996;
100 Bush Street            Independent
Suite 1000              Contractor, Emmett
San Francisco, CA       Larkin Co., since 1983.
94109

Trustee
 - - - - - - - -


INTERESTED TRUSTEES[2]

G. Paul Matthews (46)     Since  Chairman, Co-Chief   6
456 Montgomery Street      2001  Executive Officer
Suite 1200                       and Chief Investment
San Francisco, CA               Officer, Matthews
94104                           International Capital
                                Management, LLC since 1991.

Trustee
- - - - - - - -

David            Since    Retired in        6    Director, Fidelity Asian
FitzWilliam-      1994    1993.  Prior           Values Investment Trust;
Lay (72)                  thereto Chairman     Director, Eastern European
Bloxham                 of GT Management,     Investment Trust, Director
Great Bedwyn          PLC, United Kingdom    and Chairman, Prospect Japan
Marlborough                                  Investment Trust - all UK
Wiltshire, UK SN8 3NT                       closed-end investment trusts
                                               Listed on the London stock
Trustee                                                 Exchange
- - - - - - - -

John H.          Since    International    6
 Dracott (74)     1994    mutual fund
P.O. Box 162              consultant.
Tiburon, CA 94920         Emeritus since
                          1998.
Trustee Emeritus
- - - - - - - -

OFFICER(S) WHO ARE NOT TRUSTEES[2]

Mark W.       Since    Co-Chief Executive        6       N/A
Headley (43)   1999    Officer, President and
456                    Portfolio Manager, Matthews
Montgomery           International Capital Management,
Street               LLC since 2001; President and
Suite 1200           Portfolio Manager, 1999-2001;
San Francisco,       Portfolio Manager and
 CA 94104            Managing Director 1996-1999.


Vice President
- - - - - - -

James E.      Since     Vice President,             6       N/A
Walter (32)    2000    Investment Operations,
456                    Matthews International
Montgomery             Capital Management,
Street                 LLC since 2000; Operations
Suite 1200             Manager, 1998-2000; Fund
San Francisco,         Accountant, 1996-1998.
CA 94104

Treasurer
- - - - - -

Downey L.       Since   Senior Vice President,     6       N/A
Hebble (32)      2001   Matthews International
456                     Capital Management,
Montgomery              LLC since 2001; Vice
Street                  President, 1999-2001;
Suite 1200              Manager, Montgomery Asset
San Francisco,          Management LLC, 1997-1999;
CA 94104                Marketing Manager, Matthews
                        International Capital
Secretary               Management, LLC, 1995-1997.
- - - - - -

[1] Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

[2] These Trustees and officers are considered "interested persons" of the Trust as defined under the 1940 Act either because of an ownership interest in the Advisor or an office held with the Trust.


BOARD OF TRUSTEES. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. Currently the Board is comprised of six individuals, three of whom are considered Interested Trustees as defined by the 1940 Act. The remaining Trustees are referred to as "Disinterested" or "Independent" Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended August 31, 2002. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Board has an Audit Committee comprised only of the Independent Trustees, (currently, Messrs. Berryessa, Connolly and Lyons). Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended August 31, 2002, there was one meeting of the Audit Committee.

PRICING COMMITTEE. The Board has a Pricing Committee, comprised of one Trustee of the Trust, certain officers of the Trust and of the Advisor, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. During the fiscal year ended August 31, 2002, there were 11 meetings of the Pricing Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the family of investment companies, as of December 31, 2001.

                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                             SECURITIES IN ALL REGISTERED
                                            INVESTMENT COMPANIES OVERSEEN
                   DOLLAR RANGE OF EQUITY    BY TRUSTEE WITHIN THE FAMILY
NAME OF DIRECTOR   SECURITIES IN EACH FUND        OF INVESTMENT COMPANIES


DISINTERESTED TRUSTEES


Richard K. Lyons   Matthews Pacific Tiger          $10,001-$50,000
                     Fund $1-$10,000
                   Matthews Asian Growth and
                     Income Fund $10,001-$50,000

Robert K.          Matthews Asian Growth and        $1-$10,000
Connolly             Income Fund $1-$10,000

Norman W.          Matthews Japan Fund             $50,001-$100,000
Berryessa            $1-$10,000
                   Matthews Asian Growth
                     and Income Fund
                     $10,001-$50,000
                   Matthews Korea Fund
                     $10,001-$50,000
                   Matthews China Fund
                     $50,001-$100,000

INTERESTED TRUSTEES

G. Paul Matthews   Matthews Asian Technology          50,001-$100,000
                     Fund $1-$10,000
                   Matthews Japan Fund
                     $1-$10,000
                   Matthews Asian Growth
                     and Income Fund
                     $10,001-$50,000
                   Matthews China Fund
                     $10,001-$50,000
                   Matthews Korea Fund
                     $10,001-$50,000
                   Matthews Pacific Tiger Fund
                     $10,001-$50,000

David                      None                             None
FitzWilliam-Lay

As of December 31, 2001, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in the Advisor or the Funds' distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Funds' distributor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Trust has retained Matthews International Capital Management, LLC (the "Advisor") to manage its assets. The Advisor has been retained by each of the Funds pursuant to an investment advisory agreement (collectively, the "Advisory Agreements") which have been approved by the Board of Trustees of Trust, including the Independent Trustees. The Advisory Agreements have an initial term of two years and continue in effect from year to year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Board of Trustees, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

In approving the continuation of the Advisory Agreements at a meeting held on August 9, 2002, the Board of Trustees of the Trust (including the Independent Trustees) primarily consider whether approving the Advisory Agreements would be in the best interests of the Funds and their shareholders. The Board of Trustees considered, among other things, the following matters:
information regarding the Advisor, the nature and quality of the services provided and to be provided by the Advisor under the Advisory Agreements, the fees and expenses borne by the Funds; the Funds' respective expense limitations, fee waivers, and performance benchmarks; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Advisor from the fees payable under such Advisory Agreements; and the Funds' brokerage, related commissions, and the use of soft dollars by the Advisor. The Board of Trustees also considered the proposed total expenses of each Fund in comparison to other funds. After reviewing such information as they deemed necessary, the Board of Trustees of the Trust concluded that the approval of the Advisory Agreements was in the best interests of the Funds and their shareholders. The Advisory Agreements may be terminated by the Trust or the Advisor on sixty days written notice without penalty. The Advisory Agreements will also terminate automatically in the event of their assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Agreements may be found in the section entitled "Investment Advisory and Other
Services."

COMPENSATION

The fees and expenses of the Independent Trustees are paid by the Funds. The following table shows the fees paid during the fiscal year ended August 31, 2002 to the Independent Trustees for their service to the Funds and the total compensation paid to the Trustees by the Fund Complex.

                                   PENSION OR               TOTAL
                                   RETIREMENT   ESTIMATED   COMPENSATION
                     AGGREGATE     BENEFITS     ANNUAL      FROM FUND
                     COMPENSATION  ACCRUED AS   BENEFITS    COMPLEX
                     FROM THE      PART OF FUND UPON        PAID TO
INDEPENDENT TRUSTEE  FUND          EXPENSES     RETIREMENT  TRUSTEES

Richard K. Lyons     $12,000        None        None        $12,000
Robert K. Connolly   $8,000         None        None        $8,000

Norman W. Berryessa  $8,000         None        None        $8,000

No officer or employee of the Advisor receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Note that neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

CODE OF ETHICS

The Trust and the Advisor have adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such securities at the time of such purchase or sale (i) are being considered for purchase or sale by the Trust or (ii) are then being purchased or sold by the Trust. Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Funds' principal underwriter has also adopted a Code of Ethics pursuant to Rule 17j-1.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2002 the Trustees and officers as a group owned less than 1% of the outstanding shares of any of the Funds.

As of November 30, 2002 the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the:

Account Holders Name, Address and Percentage of Shares

Matthews Pacific Tiger Fund:

Charles Schwab & Co., Inc.	45.33%
FBO, Special Custody Acct
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.	14.68%
FBO, c/o Sal Vella
ATTN: Mutual Funds
200 Liberty St., 5th Floor
New York, NY 10281-1003

Boston Safe Deposit and Trust Co.	7.84%
135 Santilli Highway
Everett, PA  02149

National Investor Services Corp.	5.52%
FBO, 55 Water Street, Floor 32
New York, NY 10041-3299

Matthews Asian Growth and Income Fund:

Charles Schwab & Co., Inc.	40.69%
FBO, Special Custody Acct
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.	20.99%
FBO, c/o Sal Vella
Attn: Mutual Funds
200 Liberty Street, 5th Floor
New York, NY 10281

National Investor Services Corp.	9.77%
FBO, 55 Water Street, Floor 32
New York, NY 10041-3299

Matthews Korea Fund:

Merrill Lynch Pierce Fenner & Smith, Inc.	21.59%
Attn:  Service Team
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246

Morgan Stanley & Co.	21.05%
1 Pierrepont Plaza
Brooklyn, NY  11201

Charles Schwab & Co., Inc.	18.40%
FBO, Special Custody Acct
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.	14.41%
FBO, c/o Sal Vella
ATTN: Mutual Funds
200 Liberty Street, 5th Floor
New York, NY 10281

Matthews China Fund:

Charles Schwab & Co., Inc.	42.74%
FBO, Special Custody Acct
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.	20.68%
FBO, c/o Sal Vella
ATTN: Mutual Funds
200 Liberty Street, 5th Floor
New York, NY 10281

National Investor Services Corp.	6.54%
FBO, 55 Water Street, Floor 32
New York, NY 10041-3299

Matthews Japan Fund:

Charles Schwab & Co., Inc. 	44.94%
FBO, Special Custody Acct
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.	23.11%
FBO, c/o Sal Vella
ATTN: Mutual Funds
200 Liberty Street, 5th Floor
New York, NY 10281

National Investor Services Corp.	6.18%
FBO, 55 Water Street, Floor 32
New York, NY 10041-3299

Bear Stearns Securities Corp.	6.09%
1 Metrotech Center North
Brooklyn, NY  11201-3859

Matthews Asian Technology Fund

Charles Schwab & Co., Inc.	45.08%
FBO, Special Custody Acct
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.	25.48%
FBO, c/o Sal Vella
Attn: Mutual Funds
200 Liberty Street, 5th Floor
New York, NY 10281

National Investor Services Corp.	6.94%
FBO, 55 Water Street, Floor 32
New York, NY 10041-3299.

INVESTMENT ADVISORY AND OTHER SERVICE PROVIDERS

The Investment Advisor

Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. CCM Holdings ("CCM"), located at 190 LaSalle Street, Suite 2800, Chicago, IL 60603-3416 is a control person of the Advisor. CCM is a holding company that owns and maintains ownership interests in the Advisor and other asset management firms, however the Advisor operates independently of CCM. Gordon Paul Matthews and David FitzWilliam-Lay are each affiliated persons to the Fund as well as affiliated persons to the Advisor. They are both Trustees of the Fund and also have ownership interests in the Advisor. In addition, G. Paul Matthews serves as President of the Funds as well as Chief Investment Officer, Co-Chief Executive Officer and Chairman of the Advisor.

The Advisor performs its duties and is paid pursuant to its agreement with each Fund. Some of the terms of these agreements are set by the 1940 Act such as that it is reviewed each year by the Board of Trustees and that the Board may cancel it without penalty on 60 days' notice.

The advisory services provided by the Advisor and the fees received by it for such services are described in the Prospectus.
As stated in the Prospectus, the Advisor may from time to time voluntarily waive its advisory fees with respect to any Fund.

Under each Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The terms of each Advisory Agreement provide that it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Trustees of the respective Fund. Each Advisory Agreement may be terminated with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Trust. Each Advisory Agreement can only be assigned with prior shareholder approval. In the event that an Advisory
Agreement is assigned without shareholder approval, the Advisory Agreement automatically terminates.

Under its respective Advisory Agreement, each Fund pays the following expenses:

1.  the fees and expenses of the Trust's disinterested Trustees;

2. the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor;

3.  interest expenses;

4.  taxes and governmental fees;

5. brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;

6. the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions;

7.  accounting and legal costs;

8.  insurance premiums;

9. fees and expenses of the Trust's custodian, administrator and transfer agent and any related services;

10. expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares;

11. expenses of maintaining the Trust's legal existence and of shareholders' meetings;

12. expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and

13. fees and expenses of membership in industry organizations. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) and expenses shares by the Funds will be allocated among the Funds on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Each Fund pays the Advisor an annual fee of 1.00% of its total assets for advisory services. During the fiscal years ended
August 31, 2000, 2001 and 2002, the aggregate advisory fees earned by the Advisor, before voluntary waivers, totaled $3,522,268, $2,526,860 and $4,353,546, respectively. Under a written agreement between the Fund and the Advisor, the Advisor agrees to reimburse money to the Fund if its expense ratio exceeds 2.00%.
In turn, if the Fund's expenses fall below the level noted within three years after the Advisor has made such a reimbursement, the Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least August 31, 2003.
                  GROSS ADVISORY    GROSS ADVISORY   GROSS ADVISORY
                  FEES EARNED       FEES EARNED      FEES EARNED
                  DURING FYE        DURING FYE       DURING FYE
MATTHEWS FUND     08-31, 2000       08-31, 2001      08-31, 2002

Pacific Tiger      $1,169,262       $859,562          $1,002,556
Growth and Income  $114,463         $164,505          $630,055
Korea              $1,783,564       $1,100,527        $2,221,793
China              $77,085          $143,738          $291,484
Japan              $260,067         $125,198          $96,012
Asian Technology   $117,827         $133,330          $111,646

Principal Underwriter

The Trust entered into an Underwriting Agreement dated December 31, 2000 (the "Underwriting Agreement") with PFPC Distributors, Inc., which is currently located at 3200 Horizon Drive, King of Prussia, PA ("PFPC Distributors" or the "Underwriter").
Effective January 3, 2003, PFPC Distributors will be located at 760 Moore Road, King of Prussia, PA. PFPC Distributors acts as an underwriter of the Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assists in the continuous offering of shares pursuant to the Underwriting Agreement approved by the Board of Trustees.

In this regard, PFPC Distributors has agreed at its own expense to qualify as a broker-dealer under all applicable Federal or state laws in those states which the Trust shall from time to time identify to PFPC Distributors as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.
PFPC Distributors is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Pursuant to its Underwriter Compensation Agreement with the Trust, PFPC Distributors is paid for certain registration and transaction fees.

Service Agreements

PFPC Inc. is located at 760 Moore Road, P.O. Box 9791, King of Prussia, PA 19406. PFPC provides certain administrative services to the Trust pursuant to an Investment Company Services Agreement (the
"Investment Company Services Agreement").

Under the Investment Company Services Agreement, PFPC: (1) coordinates with the custodian and transfer agent and monitors the services they provide to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds;
(3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable Federal or state law; (5) prepares or supervises the preparation by third parties of all Federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and arranges for the filing of such registration statements and other documents with the SEC and other Federal and state regulatory authorities as may be required by applicable law;
(8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

During the fiscal years ended August 31, 2000, 2001 and 2002, the aggregate fees paid to the Administrator by the Funds totaled
$292,263, $387,038 and $731,732, respectively and are broken down as follows:

                    ADMIN. FEES     ADMIN. FEES      ADMIN. FEES
                    PAID DURING     PAID DURING      PAID DURING
MATTHEWS FUND      FYE 08-31, 2000  FYE 08-31, 2001  FYE 08-31, 2002

Pacific Tiger       $94,411         $133,523          $168,544
Growth and Income   $8,834          $26,633           $107,375
Korea               $141,042        $167,204          $372,633
China               $5,991          $20,648           $49,666
Japan               $25,239         $17,642           $15,216
Asian Technology    $16,746         $21,388           $18,298

Rule 12b-1 Plan (Distribution Plan)

The Funds' 12b-1 Plan (the "Plan") is not currently active. The Plan was active, however, from September 1, 2000 to December 15, 2000 of the fiscal year ended August 31, 2001, when the Matthews Pacific Tiger Fund and the Matthews Korea Fund made distribution payments to the Underwriter pursuant to the Plan in the approximate total amount of $8,623. Such payments made by the Matthews Pacific Tiger Fund consisted of payments of approximately: $0 for printing, postage and stationary, and $0 for compensation to brokers. Such payments made by the Matthews Korea Fund consisted of payments of approximately: $0 for printing, postage and stationary, and $0 for compensation to brokers.

Shareholder Services Agreement

The Trust entered into a Shareholder Services Agreement with Matthews International Capital Management, LLC, the investment advisor to the Funds, on April 17, 1998 (the "Services Agreement"). The Advisor (or its affiliate serves as the service provider under the Services Agreement and, as such, receives any fees paid by the Funds pursuant to the Services Agreement. On April 3, 2002, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the

Services Agreement or in any agreement related to the Services Agreement, at a special meeting, voted to implement the provisions of the Services Agreement with respect to each Fund, effective March 1, 2002.

Under the Services Agreement, each Fund will pay a continuing service fee to the Advisor or other service providers, in an amount, computed and prorated on a daily basis, up to 0.25% per annum of the average daily net assets of each Fund. Currently, each Fund imposes an annual shareholder servicing fee of 0.15% of the Fund's average daily net assets. Such amounts are compensation for providing certain services to shareholders owning shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

Transfer Agent

PFPC Inc. ("PFPC"), which has its principal business address at 400 Bellevue Parkway, Wilmington, DE 19809, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, PFPC maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund's cash distributions to shareholders.

Custodian

The Bank of New York, One Wall Street, New York, New York 10286 is the custodian of the Trust's assets pursuant to a custodian agreement. Under the custodian agreement, The Bank of New York
(i) maintains a separate account or accounts in the name of each Fund (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Board of Trustees concerning each Fund's operations.

Counsel to the Trust

Paul, Hastings, Janofsky and Walker LLP, 55 Second Street, 24th
Floor, San Francisco, CA 94105 serves as counsel to the Trust.

Independent Auditors

Tait, Weller and Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 serves as the independent auditors of the Trust. The independent auditors provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by Tait, Weller and Baker.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed-income securities and many equity securities in which the Funds invest are traded in over-the-counter markets. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon.

The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price.

In selecting and monitoring broker-dealers and negotiating commissions, the Advisor may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call, offering to the Advisor on-line access to computerized data regarding the Funds' accounts, and other matters involved in the receipt of brokerage services generally.

The Advisor may also purchase from a broker or allow a broker to pay for certain research services, economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data and on-line pricing and news service and periodical subscription fees.

The Advisor may pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these research services. In such a case, however, the Advisor will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or the Advisor's overall responsibilities to the portfolios over which the Advisor exercises investment authority. Research services furnished by brokers through whom the Advisor intends to effect securities transactions may be used in servicing all of the Advisor's accounts; not all of such services may be used by the Advisor in connection with accounts which paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, the Advisor will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Advisor will attempt to equitably allocate portfolio transactions among the Funds and other accounts whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interests of each of the clients.

For the fiscal years ended August 31, 2000, 2001 and 2002, the aggregate brokerage commissions paid by the Trust on behalf of the Funds amounted to $1,976,298, $1,471,371 and $2,140,750, respectively. The total brokerage commissions attributable to each Fund are set forth below.

                       BROKERAGE         BROKERAGE        BROKERAGE
                       COMMISSIONS       COMMISSIONS      COMMISSIONS
                       PAID DURING FYE  PAID DURING FYE  PAID DURING FYE
MATTHEWS FUND           08-31, 2000      08-31, 2001       08-31, 2002

Pacific Tiger          $525,729           $432,176         $600,298
Growth and Income      $23,471            $45,901          $366,305
Korea                  $956,244           $648,648         $870,314
China                  $60,490            $106,249         $152,710
Japan                  $229,967           $47,475          $54,669
Asian Technology       $180,397           $190,922         $96,454

There are no brokers which the Advisor uses which are affiliated with the Trust or the Advisor.

SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of each Fund represent equal proportionate interests in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

The validity of shares of beneficial interest offered by this registration statement has been passed on by Paul, Hastings, Janofsky and Walker LLP, 55 Second Street, 24th Floor, San
Francisco, CA 94105.

All accounts will be maintained in book entry form and no share certificates will be issued.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

The shares are offered to the public through the Underwriter or through investment professionals who may charge a fee for their services.

Determination of Net Asset Value

Generally, the net asset value ("NAV") per share of a Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The Funds do not determine NAV on days that the NYSE is closed and at other times described in the Prospectus. However, the Funds may, under extraordinary circumstances, calculate the NAVs of their respective shares on days in which the NYSE is closed for trading. The NYSE is closed on the day which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Securities listed on any U.S. securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Fund will hold the security until it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

Trading in securities on Asian and Pacific Basin securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets and in various foreign markets on days which are not business days the NYSE is open and therefore a Funds' respective NAVs are not calculated.

The calculation of the Funds' NAVs may not take place contemporaneously with the determination of the prices of portfolio securities held by the Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Funds' calculation of NAV unless the Board of Trustees deems that the particular event would materially affect the NAV in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Funds' shares into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets.

Portfolio securities for Matthews Korea Fund and Matthews Japan Fund which are traded on the Korean and Japanese exchanges, respectively, are valued at the most recent sale price reported on the exchange. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. All other securities are valued at fair value as determined in good faith by the Board of Trustees including certain investments in Korean equity securities and Japanese equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors.

Generally portfolio securities subject to a "foreign share" premium are valued at the local share prices (i.e., without including any foreign share premium) because of the uncertainty of realizing the premium and the recent trend toward the reduction or disappearance of such foreign premiums.

Redemption in Kind

At the organizational meeting of the Trust, the Trustees directed that the Trust elect to pay redemptions in cash as consistent with Rule 18f-1 of the 1940 Act. The Trustees further directed that
Form N-18F-1 be filed with the SEC on the Trust's behalf committing the Trust to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1 percent of the net asset value of such company at the beginning of such period. This means that the Trust could, if the redemption is larger that $250,000 or 1% of the net asset value of the Trust, pay a redemption with the securities held in the Trust's portfolios. If this occurred, the shareholder receiving these portfolio securities would incur transaction charges if they were to convert the securities into cash.

Equalization

For any of its fiscal years, each Fund may use the equalization method to allocate taxable income. Equalization allocates a pro-rata share of taxable income to departing shareholders when they redeem shares of a Fund, reducing the amount of the distribution to be made to remaining shareholders of that Fund. This should contribute to the tax-efficiency of a Fund for its long-term shareholders.

TAXATION OF THE TRUST

In General

Each Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent the Funds qualify for treatment as regulated investment companies, they will not be subject to Federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax will be imposed on the excess, if any, of the Funds' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by a Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to Federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Funds. Dividends paid by the Funds may qualify in part for the dividends received deduction for corporations.

The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends which qualify for the corporate deduction.

Taxes Regarding Options, Futures and Foreign Currency Transactions

When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by them is included in the Funds' accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by the Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Fund are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

Unique Foreign Tax Issues

Under the United States-Korea income tax treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest paid to Matthews Korea Fund by Korean issuers. Under United States-Korea income tax treaty, there is no Korean withholding tax on realized capital gains.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable Federal tax consequences of an investment in the Funds. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

The foregoing discussion relates solely to U.S. Federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

CALCULATION OF PERFORMANCE DATA

In General

From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

In addition, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

Average Total Return Quotations

The Funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.

This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P(1+T)n = ERV

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

P = hypothetical initial payment of $1,000. n = period covered by the computation, expressed in terms of years. T = average annual total return.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified period that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [ ERV - 1 ] P ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period. P = hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return (after taxes on distributions):
   ATVD
  [--- to the 1/nth power-1] =
    P

ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period and at the end of such periods after taxes on fund distributions but not after taxes on redemption. P = hypothetical initial payment of $1,000.
The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions.
This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return (after taxes on distributions and redemptions):

 ATVD
[--- to the 1/nth power-1] =
  P
ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period and at the end of such periods, after taxes on fund distributions and redemption. P = hypothetical initial payment of $1,000.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.


                                           1 Year    5 Years   Inception
                                           through   through   through
                                           8/31/02   8/31/02   8/31/02
Pacific Tiger
Return Before Taxes                         8.44%     (2.21%)    0.18%
Return After Taxes on Distributions         8.28%     (3.46%)   (0.64%)
Return After Taxes on Distributions
 and Sale of Fund Shares                    5.22%     (2.35%)    (0.25%)

Growth and Income
Return Before Taxes                        21.11%      7.52%      7.90%
Return After Taxes on Distributions       19.88%      3.83%      5.11%
Return After Taxes on Distributions
 and Sale of Fund Shares                  12.90%      3.92%      4.85%

Korea
Return Before Taxes                      68.49%       6.43%     (2.06%)
Return After Taxes on Distributions      67.70%       1.74%     (4.94%)
Return After Taxes on Distributions
 and Sale of Fund Shares                 42.43%       2.42%     (3.23%)

China
Return Before Taxes                     (1.16%)       N/A       (0.27%)
Return After Taxes on Distributions     (1.77%)       N/A       (1.11%)
Return After Taxes on Distributions
 and Sale of Fund Shares                (0.70%)       N/A       (0.65%)

Japan
Return Before Taxes                     (12.20%)      N/A        2.78%
Return After Taxes on Distributions     (13.07%)      N/A        1.25%
Return After Taxes on Distributions
 and Sale of Fund Shares                (7.46%)       N/A        1.73%

Asia Technology
Return Before Taxes                    (10.40%)      N/A        (33.85%)
Return After Taxes on Distributions    (10.76%)      N/A        (34.37%)

                                        1 Year    5 Years    Inception
                                        through   through    through
                                        8/31/02   8/31/02    8/31/02

Return After Taxes on Distributions
 and Sale of Fund Shares              (6.32%)       N/A      (25.03%)

*Pacific Tiger commenced operations on September 12, 1994; Asian Growth and Income commenced operations on September 12, 1994; Korea commenced operations on January 3, 1995; China commenced operations on February 19, 1998; Japan commenced operations on December 31, 1998; and Asian Technology commenced operations on December 27, 1999.

Yield Quotation

Yield, in its simplest form, is the ratio of income per share derived from the Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. The yield of a Fund is calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result. The Funds' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

YIELD = 2 [(a - b + 1)6 - 1 ]  cd

Where:

a = dividends and interest earned during the period. b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends. d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

Performance and Advertisements

The Funds' performance may from time to time be compared, in marketing and other fund literature, to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Funds' performance may also be compared to the average performance of their Lipper category.

The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar") which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance.

Matthews Asian Growth and Income Fund and Pacific Tiger Fund may compare their performance to a wide variety of indices including the Morgan Stanley All Country Far East Free ex-Japan Index. The index is expressed in U.S. dollars to provide a benchmark for U.S. dollar-denominated investors.

The Matthews China Fund may compare its performance to a wide variety of indices including the Morgan Stanley Capital International China Free Index, a capitalization-weighted index of Chinese stocks that are listed in Hong Kong and are adjusted for the free float, as well as the Credit Lyonnais China World Index, a market capitalization weighted index of Chinese equities which are listed on the Hong Kong, Shanghai, and Shenzen stock exchanges.

The Matthews Japan Fund may compare its performance to a wide variety of indices including the Tokyo Stock Price Index (TOPIX), a market capitalization weighted index of over 1100 stocks traded in the Japanese market.

The Matthews Korea Fund may compare its performance to a wide variety of indices including the South Korea Stock Market Price
Index, a market capitalization weighted index of all common stocks traded in the South Korean Market.

The Matthews Asian Technology Fund may compare its performance to a wide variety of indices including the MSCI/Matthews Asian
Technology Index, a market capitalization weighted index of Asian equities tracking a broad range of technology stocks.

In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to those of the Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures.

Because the Funds' investments primarily are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Funds' investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Funds invest. Sources for such statistics may include official publications of various foreign governments, exchanges, or investment research firms.

OTHER INFORMATION

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part. Each such statement is qualified in all respects by such reference.

Reports to Shareholders

Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Funds may be directed to the Advisor at (800) 789-2742.

Financial Statements

The financial statements for the Funds, including the notes thereto as of August 31, 2002 are incorporated by reference from the Funds' 2002 Annual Report to Shareholders and the Funds' 2002 Semi-Annual Report to Shareholders as filed with the SEC on Form N-30D.

APPENDIX

Bond Ratings

Moody's Investors Service, Inc. ("Moody's") describes classifications of corporate bonds as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation ("S&P") describes classification of corporate and municipal debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.